UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2015 (April 21, 2015)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2015, Minerco Resources, Inc. through our subsidiary, Level 5 Beverage Company, Inc., ("Level 5"), Big Red, Inc. ("Seller") and Power Brands International, LLC ("Power Brands") entered a limited partnership interest purchase agreement to purchase a partial interest from Seller totaling five percent (5%) interest of the equity of VitaminFIZZ, LP ("the partnership") for a cash payment of $130,000 and the assumption by Level 5 of Seller's inventory of VitaminFIZZ branded aluminum can products.

The foregoing description of the Limited Partnership Interest Purchase Agreement is qualified in its entirety by reference to the full text of Limited Partnership Interest Purchase Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On April 21, 2015, Minerco Resources, Inc. through our subsidiary, Level 5 Beverage Company, Inc. ("Assignee"), Big Red, Inc. ("Assignor") and Power Brands International, LLC ("General Partner") have entered into an Assignment Agreement ("the Agreement") whereby the Assignor has agreed to sell and assign the Interests to Assignee and to grant the Assignee the Purchase Option to acquire the Additional Interests; and Assignee has agreed to acquire such Initial Interests from the Assignor pursuant to the terms of that certain Limited Partnership Interest Purchase Agreement made and entered into as of the date hereof, by and among Assignee, Assignor, and the Partnership.

The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the full text of Assignment Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On April 21, 2015, Minerco Resources, Inc. through its subsidiary, Level 5 Beverage Company, Inc. ("the Purchaser") and Power Brands International, LLC ("the Seller") entered into a Limited Partnership Purchase Agreement ("the PBI Agreement") whereby the Purchaser agreed to purchase five percent (5%) of its interest in VitaminFIZZ, LP from the Seller for the purchase price of five hundred thousand dollars ($500,000) of which one hundred fifty thousands dollars ($150,00) has been paid and and an additional Fifty Thousand Dollars ($50,000) will be payable on the 15th day of each month commencing May 15, 2015. The PBI Agreement has Options to for Purchaser to acquire up to fifty-one percent (51%) of VitaminFIZZ, LP.

1.2.    Options. The Seller hereby grants to the Purchaser an option to acquire Additional Interests in the Partnership at the price set forth below and upon the terms and conditions set forth below and agrees to transfer to the Purchaser the additional Interests set forth below upon the Purchaser’s exercise of the options as set forth below and the fulfillment of the conditions set forth below.
a.At any time after the consummation by the Purchaser of the purchase of the Initial 5% Interests from the Seller and prior to January 15, 2016, the Purchaser shall have the right to notify the Seller of its desire to acquire from the Seller Additional Interests from the General Partner’s Equity representing an additional five percent (5%) of the outstanding equity of the Partnership (the “Option 1 Additional Interests”), at a purchase price equal to Five Hundred Thousand Dollars ($500,000) in cash or Minerco restricted stock at a fifty percent (50%) discount to market or any combination thereof . The form of the purchase price, whether cash, restricted Minerco or combination thereof is made at the sole discretion of the Seller and is payable in full on the date(s) specified herein. The Additional Interests when added to the Initial 5% Interests acquired by the Purchaser shall represent ten percent (10%) of the outstanding equity of the Partnership on a fully diluted basis.

b.At any time after the closing of the purchase of the Option 1 Additional Interests by the Purchaser (the “Option 1 Closing”) and prior to the twelve month anniversary of the Option 1 Closing, the Purchaser shall have the right to notify the Seller of its desire to acquire from the Seller Additional Interests from the General Partner’s Equity representing an additional ten percent (10%) of the outstanding equity of the Partnership on a fully diluted basis (the “Option 2 Additional Interests”), at a purchase price equal to Two Million Five Hundred Thousand Dollars ($2,500,000) in cash or Minerco restricted stock at a fifty percent (50%) discount to market or a combination thereof. The form of the purchase price, whether cash, restricted Minerco or combination thereof is made at the sole discretion of the Seller and is payable in full on the date(s) specified herein. The Option 2 Additional Interests when added to the Option 1 Additional Interests and the Initial 5% Interests acquired by the Purchaser shall represent twenty percent (20%) of the outstanding equity of the Partnership on a fully diluted basis.
c.At any time after the closing of the purchase of the Option 2 Additional Interests by the Purchaser (the “Option 2 Closing”) and prior to the twenty four month anniversary of the Option 2 Closing, the Purchaser shall have the right to notify the Seller of its desire to acquire from the Seller Additional Interests from the General Partner’s Portion of the Equity representing an additional fifteen percent (15%) of the outstanding equity of the Partnership on a fully diluted basis (the “Option 3 Additional Interests”), at a purchase price equal to Five Million Dollars ($5,000,000) in cash or Minerco restricted stock at a fifty percent (50%) discount to market or a combination thereof. The form of the purchase price, whether cash, restricted Minerco or combination thereof is made at the sole discretion of the Seller and is payable in full on the date(s) specified herein. Additional consideration for Option 2 Additional Interests: The Seller shall be paid two and one half percent (2.5%) of the outstanding common stock of Minerco, as recorded at Minerco’s Transfer Agent (the “Minerco Stock”) on the date of the Option 3 Closing, in the form of Minerco restricted stock. The Option 3 Additional Interests when added to the Option 2 Additional Interests, the Option 1 Additional Interests and the Initial 5% Interests acquired by the Purchaser shall represent thirty-five percent (35%) of the outstanding equity of the Partnership on a fully diluted basis.
d.At any time after the closing of the purchase of the Option 3 Additional Interests by the Purchaser (the “Option 3 Closing”) and prior to the twenty four month anniversary of the Option 3 Closing, the Purchaser shall have the right to notify the Seller of its desire to acquire from the Seller Additional Interests representing an additional sixteen percent (16%) from the General Partner’s Portion of the Equity of the Partnership on a fully diluted basis (the “Option 4 Additional Interests”), at a purchase price equal to Ten Million Dollars ($10,000,000) in cash or Minerco restricted stock at a fifty percent (50%) discount to market or a combination thereof. The form of the purchase price, whether cash, restricted Minerco or combination thereof is made at the sole discretion of the Seller and is payable in full on the date(s) specified herein. Additional consideration for Option 2 Additional Interests: The Seller shall be paid two and one half percent (2.5%) of the outstanding common stock of Minerco, as recorded at Minerco’s Transfer Agent (the “Minerco Stock” herein defined) on the date of the

Option 3 Closing, in the form of Minerco restricted stock. The Option 4 Additional Interests when added to the Option 3 Additional Interests, the Option 2 Additional Interests, the Option 1 Additional Interests and the Initial 5% Interests acquired by the Purchaser shall represent fifty one (51%) of the outstanding equity of the Partnership on a fully diluted basis.
e.The Option 3 Additional Interests, the Option 2 Additional Interests, the Option 1 Additional Interests and the Initial 5% Interests acquired by the Purchaser from Seller shall be deemed limited partner interests and be governed under the terms and conditions of the Partnership. At the fulfillment of Option 4 Additional Interests purchase price, Purchaser will grant Seller same rights as detailed in Section 6.6 herein and the Purchaser shall be deemed to be the General Partner and be governed under the terms and conditions of the Partnership.
f.    If any purchase price remains unpaid for more than thirty (30) days after due date(s), this agreement may be terminated, with notice from Seller, and all remaining, future Options shall be considered null and void. In the event of termination by Seller, Purchaser shall retain all Additional Interests where the purchase price was fulfilled or, in case where partial purchase price was fulfilled, Purchaser shall retail the prorated amount of the Additional Interests.
g.    The Minerco Stock shall be calculated by multiplying the outstanding common shares of Minerco, as recorded at Minerco’s Transfer Agent on the record date, by two and one half percent (2.5%). The Minerco Stock will be duly authorized, fully paid, non-assessable shares such issuances of common stock to the Assignee are issued pursuant to Section 4(2) and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and that such shares of common stock will not be registered under the Securities Act, that such shares of common stock may be offered, sold or otherwise transferred only after presentation to the Company of an opinion of counsel, satisfactory to the Company that the transfer will not violate the Securities Act or any applicable state laws, and that stock certificates for issuance of the shares of common stock of the Company shall bear a legend setting forth the restrictions on transfer of stock set forth below:
“The securities represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws, and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Securities Act or applicable state securities laws.”

1.3 Exercise of Option. If Purchaser desires to exercise any of the options set forth above prior to the deadlines set forth above, Purchaser must so advise the Seller and Partnership or its successor by written notice of its exercise of the option and the closing of the purchase of the applicable Interests shall be held within 20 business days after the date of the mailing of the notice. If the Exercise of Option takes place prior to timelines set forth above, the purchase price may be paid in cash or Minerco stock at a fifty percent (50%) discount to market or a combination thereof (at the sellers sole discretion).

The foregoing description of the Limited Partnership Interest Purchase Agreement is qualified in its entirety by reference to the full text of Limited Partnership Interest Purchase Agreement, attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

On April 21, 2015, Minerco Resources, Inc. through our subsidiary, Level 5 Beverage Company, Inc. ("Assignee"), Power Brands International, LLC ("Assignor") and Power Brands International, LLC ("General Partner") have entered into an Assignment Agreement ("the Agreement") whereby the Assignor has agreed to sell and assign the Initial Interests to Assignee and to grant the Assignee the Purchase Option to acquire the Additional Interests; and Assignee has agreed to acquire such Initial Interests from the Assignor pursuant to the terms of that certain Limited Partnership Interest Purchase Agreement made and entered into as of the date hereof, by and among Assignee, Assignor, and the Partnership.

The foregoing description of the Assignment Agreement is qualified in its entirety by reference to the full text of Assignment Agreement, attached as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

 ITEM 8.01. OTHER EVENTS

On April 22, 2015, the Company released a Press Release to discuss the Company's operations and business outlook. A copy of the press release is furnished as Exhibit 99.1, to this Current Report on Form 8-K filed with the Securities and Exchange Commission.

The information in this Item 8.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report, and its Exhibit(s), shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Limited Partnership Interest Purchase Agreement, Big Red, Inc.				X
10.2	Assignment Agreement, Big Red, Inc. to Level 5				X
10.3	Limited Partnership Interest Purchase Agreement, Power Brands International, LLC				X
10.4	Assignment Agreement, PBI to Level 5				X
99.1	Press Release dated April 22, 2015				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

4/27/2015	By:	/s/ V. Scott Vanis